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                                                          Exhibit 10.11B
                                                          --------------


                               FIRST AMENDMENT TO
                        AGREEMENT FOR PURCHASE AND SALE


     THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (the "Amendment") is made and entered into effective as of the 19th day of July, 2000, by and between WCD ASSOCIATES, LLC, a Colorado limited liability company ("WCD") and EBD ASSOCIATES, LLC, a Colorado limited liability company ("EBD") (collectively referred to as "Sellers"), and SHERIDAN INVESTMENTS, LLC, a Colorado limited liability company ("Buyer").

                                   RECITALS:

     A. The parties executed that certain Agreement For Purchase and Sale effective on June 2, 2000 (the "Contract") pertaining to the real property more particularly described therein (the "Premises").

     B. Purchaser and Seller now desire to amend the Contract in the manner set forth below.

     NOW, THEREFORE, in consideration of the mutual benefit accruing to the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Closing. Section 4.1 of the Contract is hereby amended to extend the date for Closing to Thursday, August 31, 2000.

     2. Incorporation of Terms. The terms and provisions of this Amendment are hereby incorporated into the Contract and except for the amendments, modifications and deletions expressly contained herein, all of the terms and provisions of the Contract shall remain in full force and effect and unaltered and unchanged by this Amendment and Purchaser and Seller hereby ratify and reaffirm their respective rights and obligations under the Contract as amended by this Amendment. To the extent that the terms and provisions of this Amendment conflict with the terms and provisions of the Contract, the terms and provisions of this Amendment shall control.

     3. Capitalized Terms. Unless otherwise specifically defined in this Amendment, capitalized terms shall have the meaning assigned them in the Contract.

     4. Counterparts. This Amendment may be executed in separate counterparts, each of which shall be deemed an original and all of which when taken together shall constitute a whole. It shall be fully executed when each party whose signature is required has signed at least one counterpart even though no one counterpart contains the signatures of all the parties. A signed facsimile transmittal shall be considered as an original executed document.
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

                                           BUYER:

                                           SHERIDAN INVESTMENTS, LLC, a Colorado
                                           limited liability company

                                           By:  SHERIDAN DEVELOPMENT, LLC,
                                           a Colorado limited liability company,
                                           its Manager


                                           By: /s/ John B. Greenman
                                              -------------------------------
                                           John B. Greenman, Manager


                                           SELLERS:

                                           EBD ASSOCIATES, LLC,
                                           A Colorado limited liability company

                                           By:  WARREN LORTIE INVESTMENTS, INC.,
                                           Its:  Managing Member


                                           By: /s/ Warren H. Lortie
                                              --------------------
                                           Name:  Warren H. Lortie
                                           Its:  President


                                           WCD ASSOCIATES, LLC,
                                           a Colorado limited liability company

                                           By:  WARREN LORTIE INVESTMENTS, INC.
                                           Its:   Managing Member


                                           By: /s/ Warren H. Lortie
                                              --------------------
                                           Name:  Warren H. Lortie
                                           Its:  President